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On May 1, 2023, Illumina, Inc. (“Illumina”) issued the following press release in connection with Illumina’s 2023 Annual Meeting of Stockholders:

Illumina Issues Shareholder Letter and Requests Shareholders Vote for the Illumina Director Nominees on the WHITE Proxy Card

●	Strong NovaSeqTM X shipments drove solid Illumina first quarter results; company commits to grow Core Illumina non-GAAP operating margins to 27%[1] in 2025
●	Announces more than $100 million in annualized cost savings
●	Carl Icahn’s campaign is spreading false information
●	Carl Icahn’s unqualified nominees are potentially harmful to Illumina’s core business, if elected
●	Illumina requests shareholders to vote the WHITE proxy card FOR all nine of Illumina’s director nominees
●	Annual Meeting will be held virtually on May 25, 2023 at 10:00 am Pacific Time (1:00 pm Eastern Time)
●	For more information, visit www.IlluminaForward.com

SAN DIEGO, May 1, 2023 /PRNewswire/ -- Illumina (NASDAQ: ILMN), a global leader in DNA sequencing and array-based technologies, today issued a shareholder letter providing additional information regarding its plans to create long-term shareholder value, and requesting shareholders to vote for the Illumina director nominees on the WHITE proxy card.

Illumina’s innovation has empowered genomic breakthroughs and maximized patient impact by dramatically increasing the affordability, efficiency, and accuracy of genomic sequencing. Illumina has decreased the price of sequencing a human genome from $150,000 in 2007 to $200 in 2023 with the recently launched NovaSeqTM X and is expanding the addressable genomics market from $5 billion to $120 billion by 2027.

Illumina is the only pure-play genomics company with profitable revenue growth. The company’s strategy will continue driving long-term shareholder value through a balanced investment approach in breakthrough innovations for future growth and operating leverage through disciplined expense management. The company is committed to achieving Core Illumina non-GAAP operating margins of 25% in 2024 and 27% in 2025.

In addition, Illumina committed to achieving more than $100 million in annualized run-rate cost savings beginning later in 2023 to accelerate margin improvement and create flexibility for further investment in high-growth areas.

Illumina has strengthened its position as the global leader in research and clinical genomics led by its world-class Board members. The company’s thoughtful and disciplined nomination process ensures the composition of its Board has the right skill sets and experiences to advance the company’s strategic goals for value creation. Carl Icahn’s unqualified nominees cannot replace the unique collection of strengths and experiences that Illumina’s current directors bring to the Board, and his nominees are potentially harmful to Illumina’s core business.

1 The company only provides non‐GAAP measures for operating margin targets because of the difficulty of projecting with reasonable certainty the financial impact of specific GAAP operating adjustments. Please see Illumina’s “Statement regarding use of non‐GAAP financial measures” for more information.

Illumina’s Board of Directors requests shareholders to protect their investment and reject all three of Carl Icahn’s nominees by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.

The Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s strong momentum.

The full text of the letter follows:

VOTE USING THE WHITE PROXY CARD TODAY IN SUPPORT OF ILLUMINA’S NINE HIGHLY QUALIFIED DIRECTORS

May 1, 2023
Dear Shareholder,

Our Board of Directors remains committed to delivering value to shareholders and executing our innovation roadmap. We thank you for your continued trust and investment at this crucial juncture.

Over the last two and a half decades, Illumina has maintained leadership in research and clinical genomics. Illumina leads the Next-Generation Sequencing (NGS) industry and is an important player and driver of innovation, as demonstrated by products like NovaSeqTM X, a revolutionary sequencer. We are the only pure-play genomics company with profitable revenue growth.

Illumina has a proven strategy to penetrate markets and catalyze new opportunities

Innovation has been key to our success over the last 25 years. Our continuous innovation has enabled new applications across multiple vectors, expanding the genomics diagnostic tools market and our leadership position.

We have scaled profitable growth through a four-point playbook: 1) deliver breakthrough technology to win sequencing business, 2) deliver end-to-end services in large clinical markets, 3) accelerate clinical adoption, and 4) innovate to create new addressable markets. Our consistent application of this strategy reinforces and expands our global leadership position in genetic sequencing, keeping us at the forefront of genomics.

We have dramatically increased the affordability, efficiency, and accuracy of genomic sequencing across the world with the launch of the NovaSeqTM X Series, our latest high-throughput instrument. We expect the launch of NovaSeqTM X, the execution of our strategic playbook, and our commitment to managing costs, will deliver long-term Core Illumina revenue growth in the mid-teens and non-GAAP operating profit growth in the high teens.

We are proud of the advances we have made to maximize patient impact, empower genomic breakthroughs, and deliver significant value to shareholders.

For Illumina to continue on this proven path to success, it is crucial that you vote this year for Illumina’s nominees to the Board of Directors. We request our shareholders to use the WHITE proxy card to vote FOR only Illumina’s nine highly qualified nominees. Your vote FOR our nominees using the WHITE card is critically important – no matter how many or how few shares you may own. As you may have heard, activist investor Carl Icahn has launched a self-serving and deliberately misleading campaign against our company, and we urge you to discard any gold proxy card you may have received from Icahn’s group and only vote the WHITE proxy card.

Strong NovaSeqTM X shipments exceeded expectations and drove solid first quarter results and Illumina commits to further reduce costs and accelerate expansion of operating margins

On April 25, the company reported first quarter financial results for fiscal year 2023 that exceeded analysts’ estimates. Our results showed particularly strong demand for NovaSeqTM X and sequential revenue growth. The company also announced a commitment to further reduce annualized run-rate expenses by more than $100 million beginning later in 2023. In addition, we committed to achieving Core Illumina non-GAAP operating margins of 25% in 2024 and 27% in 20252, while maintaining investment in the key elements of our innovation roadmap.

We continue to see strong demand and expect Core Illumina revenue to ramp sequentially throughout 2023. For the 2023 fiscal year, we reiterated consolidated revenue guidance of 7% to 10% growth from 2022, including Core Illumina revenue growth of 6% to 9% and GRAIL revenue in the range of $90 million to $110 million.

We are focused on delivering durable results through a balanced investment approach in breakthrough innovations for future growth, while delivering operating leverage through disciplined expense management across the organization.

With regard to our more than $100 million annualized cost reduction commitment, we expect to realize these savings through a combination of several actions, including leveraging the recent modularization of R&D innovation to lower the cost and accelerate time to market for future platforms, leveraging our global footprint to enable activities at more cost-effective hubs, accelerating IT optimization efforts, and streamlining our organization and processes.

We expect these improvements to be durable and believe this commitment sets Illumina on the best path to deliver long-term sustainable success for our shareholders.

Relative total shareholder return (rTSR) metric added to executive compensation

In order to strengthen the alignment of Illumina’s executive compensation program with shareholder returns, the Board’s Compensation Committee, after reviewing current market practices and in consultation with its independent compensation consultant, added a rTSR metric to a portion of the annual performance share units (PSUs) granted in 2023, which were awarded alongside grants of PSUs with an EPS metric as in prior years. This will ensure that Illumina executives continue to be motivated to drive strong financial performance while further aligning the compensation they receive with the returns received by our shareholders. To that end, Illumina’s CEO’s compensation is 96% at-risk and tied to performance. The Board and Compensation Committee will continue to evaluate the link between executive compensation and shareholder returns and whether additional changes are desirable in order to strengthen this link.

2 The company only provides non‐GAAP measures for operating margin targets because of the difficulty of projecting with reasonable certainty the financial impact of specific GAAP operating adjustments. Please see Illumina’s “Statement regarding use of non‐GAAP financial measures” for more information.

GRAIL strategy

GRAIL is a growth engine with unprecedented potential for Illumina, and it continues our strategy of platform-enhancing acquisitions that ultimately accelerate growth and deliver value for shareholders.

GRAIL’s Galleri™ test is the only commercially available multi-cancer early detection test on the market. It has enjoyed the fastest first-year revenue ramp in cancer screening history and has reached over 85,000 patients. The clinically validated technology unlocks an underpenetrated multi-cancer screening market worth more than $44 billion. GRAIL already has strong market traction, with $90 million to $110 million of expected annual 2023 revenue and 60-90% expected compounded annual revenue growth over the next five years. Importantly, GRAIL will save lives, and Illumina will accelerate that mission: Galleri™ is predicted to avert one in three cancer deaths within a five-year timeframe.

Illumina can accelerate the commercialization of Galleri™ and drive efficiencies across GRAIL by supporting FDA approval and reimbursement, driving cost efficiencies through more effective and efficient R&D operations, and extending geographic and commercial reach within Illumina’s global footprint.

Regulatory review process for GRAIL

Illumina is moving as quickly as possible to work through the legal and regulatory processes associated with its acquisition of GRAIL. Both the U.S. FTC appeal and EU jurisdictional appeal are on similar timelines to a divestiture path and do not extend the time for its conclusion.

On April 25, 2023, the 5th U.S. Circuit Court of Appeals granted Illumina’s request for an expedited review process, with briefing expected to be completed by July. Illumina now expects a decision in this appeal is likely in 2023, earlier than previously expected. Illumina expects a decision in the European Commission's (EC) jurisdictional appeal in late 2023 or early 2024.

If Illumina does not prevail in either the U.S. FTC appeal or the EU jurisdictional appeal, the company expects to move quickly to divest GRAIL consistent with divesture order guidelines and in a manner that serves the best interests of Illumina's shareholders.

Illumina is on the fastest path to maximize value and is committed to concluding the legal process of GRAIL by early 2024. It is important to note that this regulatory process is finite. Winning these appeals eliminates any EC fine and provides the greatest optionality for Illumina to maximize value in GRAIL, including enabling Illumina to conduct a divestiture if that is in the best interest of shareholders.

2016 GRAIL spin-out from Illumina

An inflammatory blog post, repeated by Icahn, incorrectly suggested that Illumina spun out and reacquired GRAIL in order to enrich Illumina’s directors and executives. Icahn himself, however, admits “We have no idea if the allegations are true.”

The allegations are completely false.

The facts are as follows:
●
None of Illumina’s directors involved in either the decision to sign or the decision to close the GRAIL acquisition – including our former CEO and Executive Chairman Jay Flatley, our current CEO Francis deSouza and each of Illumina’s current directors – has ever held any equity interests in GRAIL.

●
At the time of Illumina’s various investment rounds in GRAIL, no individuals at Illumina were investors in GRAIL. Illumina’s employees, executive officers and Board members were not permitted to participate in GRAIL investment rounds and did not otherwise receive any GRAIL equity.

●
Illumina, Inc. was the founder of GRAIL and individuals employed by Illumina moved to GRAIL as part of the spin-out in 2016. Those who moved to GRAIL terminated their relationship with Illumina at the time of transition and directors and employees who remained at Illumina could not invest in GRAIL nor did they receive any GRAIL equity.

●
No executive officers of Illumina held GRAIL shares at the signing or closing of the GRAIL acquisition, other than Alex Aravanis, who Illumina had hired from GRAIL, and Mostafa Ronaghi, Illumina’s former CTO, who received GRAIL shares upon joining GRAIL’s board in May 2020. The economic interests and relationships of these individuals with GRAIL were fully disclosed to, and known by, Illumina and its Board, and, consistent with good corporate governance practices, both were recused from any decisions to sign and close the GRAIL acquisition.

Adding new independent directors to Illumina’s Board

The company is focused on ensuring that the Board has the right combination of skills, backgrounds, and experience to lead the company forward. To that end, the Board’s Nominating/Corporate Governance Committee works with an executive search firm to continually assess new candidates who bring relevant skill sets and experiences to the Board based on the company’s evolving strategic needs. As a result of a two-year assessment, the Nominating/Corporate Governance Committee expects to propose the addition of two new independent directors, including a sitting public company CEO and a sitting public company CFO, in the coming months.

It is the Nominating/Corporate Governance Committee’s belief that the professional experiences of a CEO and a CFO of other public companies will be additive to the skills and experiences of the current Board and will help the Board exercise prudent, independent judgment, provide effective oversight to our operations, and assist in significant value creation.

World-class Board and best-in-class governance practices

In addition to the two prospective directors, Illumina’s Board has been continually refreshed, with seven new directors appointed in the last seven years.

✔	Seven directors with technology and innovation experience
✔	Seven directors with life sciences experience
✔	Five directors with financial expertise
✔	~Six years average Board tenure
✔	Over 50% gender / underrepresented minority diversity

Illumina’s Board is led by an independent chair, John Thompson, and all nine members are independent, with the exception of the Chief Executive Officer, Francis deSouza. Our Board structure consists of four committees chaired by independent directors, which enables our Board to effectively oversee our operations. Members of the Board bring the highest personal character, integrity, and ethical standards, and reflect a range of professional backgrounds and skills relevant to Illumina’s business.

Carl Icahn seeks to replace Mr. deSouza, Robert Epstein, MD, and Mr. Thompson, with his unqualified nominees as directors at the 2023 Annual Meeting. Icahn’s nominees, all of whom are current or former employees of Icahn, cannot replace the unique collection of strengths and experience that these three directors bring to the Board. Mr. Icahn said his nominees would report to him and act in his interests. “My guys answer to me,” said Mr. Icahn.

Icahn’s campaign is willfully misinforming, has no plan to create shareholder value, and his nominees are potentially harmful to our core business

Carl Icahn has made many inflammatory statements and baseless claims in the last several weeks, but we are here to set the record straight. Quite simply, Carl Icahn and his unqualified nominees have:
●	NO actionable plan to accelerate the divestment of GRAIL
●	NO intention or plan to improve Illumina’s operations

Icahn and his nominees also lack an understanding of our business: Icahn has repeatedly noted that he has not developed an investment thesis, does not know how to run the business, and believes the business is well run.

Furthermore, Icahn’s reckless “pull the plug” on GRAIL strategy only guarantees to increase the risk of fines and a suboptimal divestiture process for all shareholders. We see this as willfully misinformed, because Icahn himself has said that he “hasn’t really studied it.”3

Icahn’s nominees bring NO additive skills, NO relevant industry experience, and NO independence from Icahn. Icahn’s nominees’ only unifying qualification appears to be their allegiance to Icahn – confirmed by Icahn and then directly by the nominees in our interviews with them.

Illumina engaged with Icahn in good faith and attempted multiple times to reach a resolution that was amenable to both parties and in the best interest of all shareholders, including offering to appoint one of Icahn’s nominees alongside an independent director known to Icahn. When Illumina did not accede to Icahn’s demand that Illumina accept all three of his nominees as directors, he chose to launch a costly and distracting proxy contest. It appears that Icahn will do anything to get his way, whether or not it is the right thing for Illumina shareholders.

Illumina’s Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s strong momentum and deprive the Board of critical leadership and perspective required for the execution of the business. Illumina firmly believes that it has the right team and strategy in place to deliver long-term sustainable value for shareholders.

PLEASE VOTE THE WHITE PROXY CARD TODAY

Your Board recommends that you vote the WHITE proxy card FOR all NINE of Illumina’s nominees. We urge you NOT to vote using any gold proxy card from Carl Icahn or Icahn Partners LP and certain of its affiliates. Please disregard and discard any gold proxy card. If you inadvertently voted using Icahn’s gold proxy card, you may cancel that vote simply by voting again TODAY using the company’s WHITE proxy card. Only your latest-dated vote counts.

On behalf of Illumina’s Board of Directors, we appreciate your investment in the company, and we thank you for your time and consideration.

Sincerely,

Board of Directors
Illumina, Inc.

3 Per CNBC interview on 14 Mar 2023.

YOUR VOTE IS IMPORTANT!

Please follow the easy instructions on the enclosed WHITE proxy card or in the accompanying email.

If you have any questions, or need assistance in voting your shares please call our proxy solicitor:

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Please be sure to vote ALL your accounts
using the WHITE proxy card relating to each account.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Statement regarding use of non‐GAAP financial measures

The company only provides non‐GAAP measures for operating margin targets because of the difficulty of projecting with reasonable certainty the financial impact of specific GAAP operating adjustments, such as acquisition‐related expenses, gains and losses from our strategic investments, fair value adjustments related to contingent consideration and contingent value rights, potential future asset impairments, restructuring activities, and the ultimate outcome of pending litigation without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP measures for the operating margin target periods. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Participants

Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:
Salli Schwartz
858-291-6421
IR@illumina.com

Media:
David McAlpine
347-327-1336
PR@illumina.com

Steve Lipin
Gladstone Place Partners
212-230-5930

On May 1, 2023, the following letter was shared with Illumina’s shareholders in connection with Illumina’s 2023 Annual Meeting of Stockholders:
VOTE USING THE WHITE PROXY CARD TODAY IN SUPPORT OF ILLUMINA’S NINE HIGHLY QUALIFIED DIRECTORS

May 1, 2023

Dear Shareholder,

Our Board of Directors remains committed to delivering value to shareholders and executing our innovation roadmap. We thank you for your continued trust and investment at this crucial juncture.

Over the last two and a half decades, Illumina has maintained leadership in research and clinical genomics. Illumina leads the Next-Generation Sequencing (NGS) industry and is an important player and driver of innovation, as demonstrated by products like NovaSeqTM X, a revolutionary sequencer. We are the only pure-play genomics company with profitable revenue growth.

Illumina has a proven strategy to penetrate markets and catalyze new opportunities

Innovation has been key to our success over the last 25 years. Our continuous innovation has enabled new applications across multiple vectors, expanding the genomics diagnostic tools market and our leadership position.

We have scaled profitable growth through a four-point playbook: 1) deliver breakthrough technology to win sequencing business, 2) deliver end-to-end services in large clinical markets, 3) accelerate clinical adoption, and 4) innovate to create new addressable markets. Our consistent application of this strategy reinforces and expands our global leadership position in genetic sequencing, keeping us at the forefront of genomics.

We have dramatically increased the affordability, efficiency, and accuracy of genomic sequencing across the world with the launch of the NovaSeqTM X Series, our latest high-throughput instrument. We expect the launch of NovaSeqTM X, the execution of our strategic playbook, and our commitment to managing costs, will deliver long-term Core Illumina revenue growth in the mid-teens and non-GAAP operating profit growth in the high teens.

We are proud of the advances we have made to maximize patient impact, empower genomic breakthroughs, and deliver significant value to shareholders.

For Illumina to continue on this proven path to success, it is crucial that you vote this year for Illumina’s nominees to the Board of Directors. We request our shareholders to use the WHITE proxy card to vote FOR only Illumina’s nine highly qualified nominees. Your vote FOR our nominees using the WHITE card is critically important – no matter how many or how few shares you may own. As you may have heard, activist investor Carl Icahn has launched a self-serving and deliberately misleading campaign against our company, and we urge you to discard any gold proxy card you may have received from Icahn’s group and only vote the WHITE proxy card.

Strong NovaSeqTM X shipments exceeded expectations and drove solid first quarter results and Illumina commits to further reduce costs and accelerate expansion of operating margins

On April 25, the company reported first quarter financial results for fiscal year 2023 that exceeded analysts’ estimates. Our results showed particularly strong demand for NovaSeqTM X and sequential revenue growth. The company also announced a commitment to further reduce annualized run-rate expenses by more than $100 million beginning later in 2023. In addition, we committed to achieving Core Illumina non-GAAP operating margins of 25% in 2024 and 27% in 20251, while maintaining investment in the key elements of our innovation roadmap.

We continue to see strong demand and expect Core Illumina revenue to ramp sequentially throughout 2023. For the 2023 fiscal year, we reiterated consolidated revenue guidance of 7% to 10% growth from 2022, including Core Illumina revenue growth of 6% to 9% and GRAIL revenue in the range of $90 million to $110 million.

We are focused on delivering durable results through a balanced investment approach in breakthrough innovations for future growth, while delivering operating leverage through disciplined expense management across the organization.

With regard to our more than $100 million annualized cost reduction commitment, we expect to realize these savings through a combination of several actions, including leveraging the recent modularization of R&D innovation to lower the cost and accelerate time to market for future platforms, leveraging our global footprint to enable activities at more cost-effective hubs, accelerating IT optimization efforts, and streamlining our organization and processes.

We expect these improvements to be durable and believe this commitment sets Illumina on the best path to deliver long-term sustainable success for our shareholders.

Relative total shareholder return (rTSR) metric added to executive compensation

In order to strengthen the alignment of Illumina’s executive compensation program with shareholder returns, the Board’s Compensation Committee, after reviewing current market practices and in consultation with its independent compensation consultant, added a rTSR metric to a portion of the annual performance share units (PSUs) granted in 2023, which were awarded alongside grants of PSUs with an EPS metric as in prior years. This will ensure that Illumina executives continue to be motivated to drive strong financial performance while further aligning the compensation they receive with the returns received by our shareholders. To that end, Illumina’s CEO’s compensation is 96% at-risk and tied to performance. The Board and Compensation Committee will continue to evaluate the link between executive compensation and shareholder returns and whether additional changes are desirable in order to strengthen this link.

GRAIL strategy

GRAIL is a growth engine with unprecedented potential for Illumina, and it continues our strategy of platform-enhancing acquisitions that ultimately accelerate growth and deliver value for shareholders.

GRAIL’s GalleriTM test is the only commercially available multi-cancer early detection test on the market. It has enjoyed the fastest first-year revenue ramp in cancer screening history and has reached over 85,000 patients. The clinically validated technology unlocks an underpenetrated multi-cancer screening market worth more than $44 billion. GRAIL already has strong market traction, with $90 million to $110 million of expected annual 2023 revenue and 60-90% expected compounded annual revenue growth over the next five years. Importantly, GRAIL will save lives, and Illumina will accelerate that mission: GalleriTM is predicted to avert one in three cancer deaths within a five-year timeframe.

Illumina can accelerate the commercialization of GalleriTM and drive efficiencies across GRAIL by supporting FDA approval and reimbursement, driving cost efficiencies through more effective and efficient R&D operations, and extending geographic and commercial reach within Illumina’s global footprint.

1 The company only provides non‐GAAP measures for operating margin targets because of the difficulty of projecting with reasonable certainty the financial impact of specific GAAP operating adjustments. Please see Illumina’s “Statement regarding use of non‐GAAP financial measures” for more information.

Regulatory review process for GRAIL

Illumina is moving as quickly as possible to work through the legal and regulatory processes associated with its acquisition of GRAIL. Both the U.S. FTC appeal and EU jurisdictional appeal are on similar timelines to a divestiture path and do not extend the time for its conclusion.

On April 25, 2023, the 5th U.S. Circuit Court of Appeals granted Illumina’s request for an expedited review process, with briefing expected to be completed by July. Illumina now expects a decision in this appeal is likely in 2023, earlier than previously expected. Illumina expects a decision in the European Commission's (EC) jurisdictional appeal in late 2023 or early 2024.

If Illumina does not prevail in either the U.S. FTC appeal or the EU jurisdictional appeal, the company expects to move quickly to divest GRAIL consistent with divesture order guidelines and in a manner that serves the best interests of Illumina's shareholders.

Illumina is on the fastest path to maximize value and is committed to concluding the legal process of GRAIL by early 2024. It is important to note that this regulatory process is finite. Winning these appeals eliminates any EC fine and provides the greatest optionality for Illumina to maximize value in GRAIL, including enabling Illumina to conduct a divestiture if that is in the best interest of shareholders.

2016 GRAIL spin out from Illumina

An inflammatory blog post, repeated by Icahn, incorrectly suggested that Illumina spun out and reacquired GRAIL in order to enrich Illumina’s directors and executives. Icahn himself, however, admits “We have no idea if the allegations are true.”

The allegations are completely false.

The facts are as follows:
•
None of Illumina’s directors involved in either the decision to sign or the decision to close the GRAIL acquisition – including our former CEO and Executive Chairman Jay Flatley, our current CEO Francis deSouza and each of Illumina’s current directors – has ever held any equity interests in GRAIL.

•
At the time of Illumina’s various investment rounds in GRAIL, no individuals at Illumina were investors in GRAIL. Illumina’s employees, executive officers and Board members were not permitted to participate in GRAIL investment rounds and did not otherwise receive any GRAIL equity.

•
Illumina, Inc. was the founder of GRAIL and individuals employed by Illumina moved to GRAIL as part of the spin out in 2016. Those who moved to GRAIL terminated their relationship with Illumina at the time of transition and directors and employees who remained at Illumina could not invest in GRAIL nor did they receive any GRAIL equity.

•
No executive officers of Illumina held GRAIL shares at the signing or closing of the GRAIL acquisition, other than Alex Aravanis, who Illumina had hired from GRAIL, and Mostafa Ronaghi, Illumina’s former CTO, who received GRAIL shares upon joining GRAIL’s board in May 2020. The economic interests and relationships of these individuals with GRAIL were fully disclosed to, and known by, Illumina and its Board, and, consistent with good corporate governance practices, both were recused from any decisions to sign and close the GRAIL acquisition.

Adding new independent directors to Illumina’s Board

The company is focused on ensuring that the Board has the right combination of skills, backgrounds, and experience to lead the company forward. To that end, the Board’s Nominating/Corporate Governance Committee works with an executive search firm to continually assess new candidates who bring relevant skill sets and experiences to the Board based on the company’s evolving strategic needs. As a result of a two-year assessment, the Nominating/Corporate Governance Committee expects to propose the addition of two new independent directors, including a sitting public company CEO and a sitting public company CFO, in the coming months.

It is the Nominating/Corporate Governance Committee’s belief that the professional experiences of a CEO and a CFO of other public companies will be additive to the skills and experiences of the current Board and will help the Board exercise prudent, independent judgment, provide effective oversight to our operations, and assist in significant value creation.

World-class Board and best-in-class governance practices

In addition to the two prospective directors, Illumina’s Board has been continually refreshed, with seven new directors appointed in the last seven years.

✔	Seven directors with technology and innovation experience
✔	Seven directors with life sciences experience
✔	Five directors with financial expertise
✔	~Six years average Board tenure
✔	Over 50% gender / underrepresented minority diversity

Illumina’s Board is led by an independent chair, John Thompson, and all nine members are independent, with the exception of the Chief Executive Officer, Francis deSouza. Our Board structure consists of four committees chaired by independent directors, which enables our Board to effectively oversee our operations. Members of the Board bring the highest personal character, integrity, and ethical standards, and reflect a range of professional backgrounds and skills relevant to Illumina’s business.

Carl Icahn seeks to replace Mr. deSouza, Robert Epstein, MD, and Mr. Thompson, with his unqualified nominees as directors at the 2023 Annual Meeting. Icahn’s nominees, all of whom are current or former employees of Icahn, cannot replace the unique collection of strengths and experience that these three directors bring to the Board. Mr. Icahn said his nominees would report to him and act in his interests. “My guys answer to me,” said Mr. Icahn.

Icahn’s campaign is willfully misinforming, has no plan to create shareholder value, and his nominees are potentially harmful to our core business

Carl Icahn has made many inflammatory statements and baseless claims in the last several weeks, but we are here to set the record straight. Quite simply, Carl Icahn and his unqualified nominees have:
•	NO actionable plan to accelerate the divestment of GRAIL
•	NO intention or plan to improve Illumina’s operations

Icahn and his nominees also lack an understanding of our business: Icahn has repeatedly noted that he has not developed an investment thesis, does not know how to run the business, and believes the business is well run.

Furthermore, Icahn’s reckless “pull the plug” on GRAIL strategy only guarantees to increase the risk of fines and a suboptimal divestiture process for all shareholders. We see this as willfully misinformed, because Icahn himself has said that he “hasn’t really studied it.”2

2 Per CNBC interview on 14 Mar 2023.

Icahn’s nominees bring NO additive skills, NO relevant industry experience, and NO independence from Icahn. Icahn’s nominees’ only unifying qualification appears to be their allegiance to Icahn – confirmed by Icahn and then directly by the nominees in our interviews with them.
Illumina engaged with Icahn in good faith and attempted multiple times to reach a resolution that was amenable to both parties and in the best interest of all shareholders, including offering to appoint one of Icahn’s nominees alongside an independent director known to Icahn. When Illumina did not accede to Icahn’s demand that Illumina accept all three of his nominees as directors, he chose to launch a costly and distracting proxy contest. It appears that Icahn will do anything to get his way, whether or not it is the right thing for Illumina shareholders.
Illumina’s Board does not endorse Carl Icahn or his unqualified nominees and believes the election of any such nominees would detract from Illumina’s strong momentum and deprive the Board of critical leadership and perspective required for the execution of the business. Illumina firmly believes that it has the right team and strategy in place to deliver long-term sustainable value for shareholders.

PLEASE VOTE THE WHITE PROXY CARD TODAY
Your Board recommends that you vote the WHITE proxy card FOR all NINE of Illumina’s nominees. We urge you NOT to vote using any gold proxy card from Carl Icahn or Icahn Partners LP and certain of its affiliates. Please disregard and discard any gold proxy card. If you inadvertently voted using Icahn’s gold proxy card, you may cancel that vote simply by voting again TODAY using the company’s WHITE proxy card. Only your latest-dated vote counts.
On behalf of Illumina’s Board of Directors, we appreciate your investment in the company, and we thank you for your time and consideration.
Sincerely,
Board of Directors
Illumina, Inc.

YOUR VOTE IS IMPORTANT!

Please follow the easy instructions on the enclosed WHITE proxy card or in the accompanying email.

If you have any questions, or need assistance in voting your shares please call our proxy solicitor:

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Remember, if you hold your shares in more than one account,
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Please be sure to vote ALL your accounts
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Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It
Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Statement regarding use of non‐GAAP financial measures
The company only provides non‐GAAP measures for operating margin targets because of the difficulty of projecting with reasonable certainty the financial impact of specific GAAP operating adjustments, such as acquisition‐related expenses, gains and losses from our strategic investments, fair value adjustments related to contingent consideration and contingent value rights, potential future asset impairments, restructuring activities, and the ultimate outcome of pending litigation without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP measures for the operating margin target periods. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Participants
Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

On May 1, 2023, Illumina, Inc. (“Illumina”) updated its website www.IlluminaForward.com, which contains information relating to Illumina’s 2023 Annual Meeting of Stockholders. A copy of the updated website content (other than that previously filed under cover of Schedule 14A) can be found below.